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Exhibit 23.3

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement on Form S-11 of our report dated August 31, 2020, relating to the balance sheet of Aspire Real Estate Investors, Inc. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
October 2, 2020

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  Exhibit 23.3
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM